UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (date of earliest event reported):

                                November 5, 2007



                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                   001-31299                65-0865171
        ----------------        --------------------       ----------------
 (State or other jurisdiction     (Commission File          (IRS Employer
       of incorporation)               Number)             Identification No.)

                901 Yamato Road, Suite 110, Boca Raton, FL 33431
                ------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 561-322-1300
                                                            ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Information

     On November 5, 2007, Medical Staffing Network Holdings, Inc. issued a press release announcing its participation in the SunTrust Robinson Humphrey Business Services Unconference on Thursday November 8, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

           (d) Exhibits:

               99.1 Press Release of Medical Staffing Network Holdings, Inc., dated November 5, 2007.



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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 5, 2007                         MEDICAL STAFFING NETWORK
                                               HOLDINGS, INC.



                                               By: /s/ Kevin S. Little
                                                  --------------------------
                                                  Kevin S. Little
                                                  President and Chief Financial
                                                  Officer



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


                                  EXHIBIT INDEX



Exhibit No.    Description

99.1 Press Release of Medical Staffing Network Holdings, Inc., dated November 5, 2007.



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